Exhibit 99.1  Press Release issued by the Company dated June 8, 2005.

                     Pep Boys Holds Annual Meeting

PHILADELPHIA - June 8, 2005 - The Pep Boys - Manny, Moe & Jack (NYSE: "PBY"), the nation's leading automotive aftermarket retail and service chain, today held its Annual Meeting of Shareholders in Philadelphia.

At the Annual Meeting, shareholders elected the full Board of Directors for a one-year term, approved the appointment of the Company's independent auditors and a shareholder proposal requesting that the Board consider the merits of the Company's Shareholder Rights Plan.

In addition, CEO Larry Stevenson and CFO Harry Yanowitz discussed the Company's business turnaround strategy and initiatives to become the category dominant one-stop shop for automotive maintenance products and services.

The primary themes of the meeting included:

   -Strengthening the Company's balance sheet. Mr. Stevenson noted, "In 2004 we issued $100 MM in common shares, completed a $200 MM 10 year subordinated notes offering, and extended our revolving credit line, substantially improving our financial position."
   -Retail renewal. Mr. Stevenson said, "We have now built the team that can implement our new merchandise program and deliver consistent operations execution. In addition, we believe that our refurbishment program, in which we have now refurbished, remodeled and grand re-opened over 130 stores, including our 2 largest markets, will provide the foundation for long term growth."
   -Improving the experience for service customers. Mr. Stevenson said, "We are developing the capacity to attract the finest service managers, service writers, and automotive technicians to our centers, and then provide them with the supporting systems necessary to ensure that our customers are treated right."
   -Rebuilding momentum in profits. Mr. Yanowitz said, "Last year we had 2 strong quarters, followed by 2 weak quarters. Despite sales growth in our retail business, margins were quite poor in Q3 and Q4. And, as we mentioned on our first quarter earnings call, sales were weak in the first quarter, a trend that deteriorated during the back half of the first quarter and has continued into the second quarter."


The presentation slides from the Annual Meeting are available on the Company's website at www.pepboys.com.


Pep Boys has 593 stores and more than 6,000 service bays in 36 states and Puerto Rico. Along with its vehicle repair and maintenance capabilities, the Company also serves the commercial auto parts delivery market and is one of the leading sellers of replacement tires in the United States. Customers can find the nearest location by calling 1-800 - PEP-BOYS or by visiting pepboys.com.


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Certain statements contained herein constitute "forward-looking statements"
within the meaning of The Private Securities Litigation Reform Act of 1995. The word "guidance," "expect," "anticipate," "estimates," "forecasts" and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include management's expectations regarding future financial performance, automotive aftermarket trends, levels of competition, business development activities, future capital expenditures, financing sources and availability and the effects of regulation and litigation. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The Company's actual results may differ materially from the results discussed in the forward-looking statements due to factors beyond the control of the Company, including the strength of the national and regional economies, retail and commercial consumers' ability to spend, the health of the various sectors of the automotive aftermarket, the weather in geographical regions with a high concentration of the Company's stores, competitive pricing, the location and number of competitors' stores, product and labor costs and the additional factors described in the Company's filings with the SEC. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

###

Contact:
Pep Boys, Philadelphia
Investor Contact: Harry Yanowitz, 215-430-9720
Media Contact: Bill Furtkevic, 215-430-9676
Internet: http://www.pepboys.com